EXHIBIT 10.3

FIRST AMENDMENT TO LEASE

This First Amendment to Lease ("Agreement") is made and entered into as of February 1, 2010, by and between Glenborough Aventine, LLC, a Delaware limited liability company, ("Landlord") and Aethlon Medical, Inc., a Nevada corporation (together, "Tenant").

RECITALS

This Agreement is made with reference to the following facts and objectives:

A.   By Office Lease by and between Landlord and Tenant dated as of September 16, 2009, (the "Lease") Tenant leases the Premises depicted in Exhibit A to the Lease, demised in Section 1.1.1 of the Lease, and described in Section 2 of the Summary of Basic Lease Information of the Lease ("Summary") as Suite 255 (relocated herein) deemed to contain approximately 1,791 (increased after relocation) rentable square feet of space and located at 8910 University Center Lane, San Diego, California 92122, in the Building known as The Aventine.

B.   Landlord and Tenant desire to relocate the Premises subject to the provisions set forth below.

NOW, THEREFORE, Landlord and Tenant hereby agree as follows:

AGREEMENT

1.   On February 15, 2010, (the "Effective Date") Tenant shall relocate to Suite 660 and the following modifications and amendments shall be made to the Lease:

•	The reference to Suite 255 in Section 2.2 of the Summary shall be replaced by Suite 660.

•	The reference to 1,791 rentable square feet of space in Section 2.2 of the Summary shall be replaced by 2,281 rentable square feet of space.

•	Exhibit A attached hereto and made a part hereof depicting Suite 660 shall be deemed to have replaced former Exhibit A to the Lease.

•	The reference to 0.8248% as Tenant's Share in Section 6 of the Summary shall be replaced by 1.0504%

•	The September 30, 2012, Expiration Date provided by Section 3.3 of the Lease shall be replaced by September 30, 2013.

•	The 2009 Base Year set forth in Section 5 of the Summary shall remain unchanged.

•
The $5,084.20 Security Deposit set forth in Section 8 of the Summary shall be replaced with $6,701.81. Therefore, Tenant shall remit an additional $1,617.61 to Landlord when it returns its signed originals of this Agreement to Landlord for review and approval to increase the Security Deposit to said $6,701.81.

•	The monthly Base Rent schedule in Section 4 of the Summary shall be replaced by the following:
February 15, 2010,	through	September 30, 2010,	$6,044.65 / month
October 1, 2010,	through	September 30, 2011,	$6,256.21 / month
October 1, 2011,	through	September 30, 2012,	$6,475.19 / month
October 1, 2012,	through	September 30, 2013,	$6,701.81 / month

2.   Tenant shall retain its existing Option to Extend as set forth in Section 31 of the Addendum to Lease.

3.   The ROFO (right of first offer) set forth in Section 30 of the Addendum to Lease is of no further force or effect.

4.   Landlord has already installed new carpet and paint in Suite 660 to prepare it for marketing as a "spec suite" or model suite. No additional work has been promised to Tenant or will be provided.

5.   Tenant may commence its move-in to Suite 660 on the weekend immediately preceding the Effective Date (on February 13 and 14) at no additional charge. All insurance requirements and other provisions of the Lease shall apply to both the old and new Premises during any said overlap in occupancy, except for payment of Base Rent on Suite 660 until the Effective Date.

6.   Tenant may immediately (following full execution of this Agreement) begin cabling Suite 660 for telephone and data wiring. All insurance requirements and other provisions of the Lease shall apply to both the old and new Premises during any said early access for cabling, except for payment of Base Rent on Suite 660 until the Effective Date.

7.   Capitalized terms not defined herein are defined in the Lease. All other terms, covenants, and conditions of the Lease remain in full force and effect, but to the extent there are any inconsistencies between this Agreement and the Lease, this Agreement shall govern. There are no oral agreements or other written agreements on the subject matter of this Agreement which are separate from this Agreement.

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Agreement as of the date first above written.

LANDLORD:

GLENBOROUGH AVENTINE, LLC,
a Delaware limited liability company

By: /s/ signature
Its: SVP

TENANT:

AETHLON MEDICAL, INC.,
a Nevada corporation

By: /s/ James Joyce
Name: James Joyce
Title: Chairman, CEO

By: /s/ James Frakes
Name: James B. Frakes
Title: SVP - Finance

EXHIBIT A

FLOOR 6
Aventine Office Building
8910 University Center
San Diego, CA 92122
STEVENSON
SYSTEMS INC.
STE
660
FINAL
Suite#: 660
ID#: 6-41